                                                                   Exhibit 10(l)

                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement is entered into effective as of the 11th day of May, 2001, by and between TXU Corp., a Texas corporation (the "Company"), and Michael J. McNally, an individual ("Employee").

     WHEREAS, the Company and Employee entered into that certain Employment Agreement dated as of July 1, 2000 ("Employment Agreement"); and

     WHEREAS, the parties now desire to amend the Employment Agreement to extend the Term thereof by one (1) year such that the Term shall expire on June 30, 2004.

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein and in the Employment Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Extension of Term. Section 2 of the Employment Agreement is hereby
          ------------------
          amended by replacing the date "June 30, 2003" with the date "June 30, 2004", and, as amended, said Section 2 shall be and read in full as follows:

               "2. Term: This Employment Agreement shall commence as
                   ----
               of the date first set forth above and, unless terminated earlier pursuant to the provisions hereof, shall expire on June 30, 2004 ("Term")."

     2.   Continued Effectiveness of Employment Agreement. Except as expressly
          -----------------------------------------------
          amended hereby, the Employment Agreement shall remain in full force and effect.

     3.   Governing Law. This Amendment shall be governed by and construed in
          --------------
          accordance with the laws of the State of Texas.

     Executed effective as of the 11th day of May, 2001.


TXU CORP.                             EMPLOYEE:



By:/s/ Erle Nye                       /s/ Michael J. McNally
   ----------------------------       ---------------------------
Erle Nye, Chairman of the Board       Michael J. McNally
and Chief Executive